UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 16, 2004

                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION

             (Exact Name of Registrant as Specified in its Charter)


 IOWA                                    0-32637              42-1039071
(State or Other Jurisdiction of   (Commission File Number)  (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET

                                AMES, IOWA 50010

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (515) 232-6251

                                 NOT APPLICABLE

(Former Name, Former Address and Former Fiscal Year, if Changed Since
 Last Report)
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Item 7.  Financial Statements and Exhibits

         The following exhibit is filed as part of this Report:

                  Exhibit No.                      Description
                  -----------                      -----------
                     99.1                      News Release dated April 16, 2004

Item 9.  Regulation FD Disclosure

On April 16, 2004, Ames National Corporation issued a News Release announcing financial results for the three months ended March 31, 2004 and forecasted earnings for the year ended December 31, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

On April 16, 2004, Ames National Corporation issued a News Release announcing financial results for the three months ended March 31, 2004 and forecasted earnings for the year ended December 31, 2004. A copy of the New Release is attached hereto as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMES NATIONAL CORPORATION

Date:  April 22, 2004                   By:   /s/ Daniel L. Krieger
                                              ----------------------------------
                                              Daniel L. Krieger, President
                                              (Principal Executive Officer)
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                                  EXHIBIT INDEX

         Exhibit No.                                Description
         -----------                                -----------

           99.1                                News Release dated April 16, 2004